June 29, 2007
U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Re:	O. I. Corporation File No. 0-6511
Dear Sir or Madam:
We have read Item 4.01 of Form 8-K of O. I. Corporation dated June 29, 2007, and agree with the statements concerning our Firm contained therein.
Very truly yours,
/s/ Grant Thornton LLP